EX-99.3 OTHERDOC

UNAUDITED PRO FORMA FINANCIAL INFORMATION


Exhibit 99.3

                           OAO TECHNOLOGY SOLUTIONS, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

On August 31, 2001, OAO Technology Solutions, Inc., a Delaware corporation (the "registrant"), closed on its previously announced acquisition of certain assets (the "Acquisition") of EZ-CAP, a division of QuadraMed Corporation, pursuant to the agreement (the "Agreement") dated August 16, 2001 between QuadraMed and the registrant. Pursuant to the terms of the Agreement, the purchase consideration was $9,000,000 payable by the registrant to QuadraMed in connection with the Acquisition which includes (i) cash in the amount of $8,900,000 at closing and an additional $100,000 subject to certain conditions (the "Cash Payment") and
(ii) the Agreement provides that the registrant may make additional cash payments to the seller not to exceed $5,000,000 over the next 18-months based upon certain performance targets.

The Acquisition was accounted for by the purchase method of accounting. The assets acquired and liabilities assumed as part of the transaction were recorded at estimated fair values. The purchase price allocation resulted in $3.0 million for identifiable intangible assets including intellectual property and customer lists and the excess purchase price of $6.7 million over the fair value of assets acquired was allocated to goodwill. An independent valuation will be obtained to determine the fair value of the intangible assets acquired and to finalize the allocation of the purchase price. The purchase price allocation is preliminary and subject to adjustment based on receipt of the independent valuation.

The following unaudited pro forma financial information (the "Pro Forma Financial Information") is based on historical financial statements of the registrant and the EZ-CAP division (the "EZ-CAP Financials"), and have been prepared to illustrate the effects of the Acquisition. The EZ-CAP Financials are not necessarily indicative of the operating results had the EZ-CAP division operated on a stand-alone basis for the periods presented.

The unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000, assumes the Acquisition of the EZ-CAP division occurred on January 1, 2000. The unaudited pro forma combined condensed balance sheet as of June 30, 2001, assumes the Acquisition was completed as of that date.

The Pro Forma Financial Information has been prepared for comparative purposes only and is not necessarily indicative of the results of operations that may occur in the future or that would have occurred if the business combination had been in effect on the dates indicated. The Pro Forma Financial Information is based on certain assumptions and adjustments described in the Notes to Pro Forma Financial Information and should be read in conjunction with the historical financial statements.

OAO TECHNOLOGY SOLUTIONS, INC.
Unaudited Pro Forma Combined Condensed Balance Sheet
(in thousands)

                                                                                As of June 30, 2001

                                                                                     EZ-CAP Assets                        (a)
                                                          Historical  Historical    and Liabilities     Pro Forma       Combined
                                                             OAOT       EZ-CAP        Not Assumed      Adjustments     Pro Forma
                                                          -------------------------------------------------------------------------
ASSETS
Current assets:
    Cash and cash equivalents                                $  9,196     $    --    $     --       $    308  (d)       $  9,504
    Accounts receivable, net                                   33,104       2,742      (2,275)            --              33,571
    Inventories                                                    --         123        (123)            --                  --
    Note receivable -- affiliate                                2,020          --          --             --               2,020
    Deferred income taxes                                       1,093          49         (49)            --               1,093
    Other current assets                                        5,748         134          --             --               5,882
                                                          -----------------------------------------------------------------------
      Total current assets                                     51,161       3,048      (2,447)           308              52,070
Property and equipment, net                                     6,311         241        (241)            --               6,311
Purchased and developed computer software for sale, net         2,120         756        (756)            --               2,120
Deposits and other assets                                       1,808          --          --            136 (b)           1,944
Intangible assets, net                                          4,341         667        (667)         9,719 (c)          14,060
                                                          -----------------------------------------------------------------------
      Total assets                                           $ 65,741     $ 4,712    $ (4,111)      $ 10,163            $ 76,505
                                                          =======================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Borrowings under revolving credit agreement               $ 2,000        $ --        $ --       $     --            $  2,000
    Accounts payable                                            6,875         140        (140)            --               6,875
    Accrued expenses                                           12,123         237          --            855 (b)          13,215
    Unearned revenue                                            1,321         672          --             --               1,993
    Deferred income taxes                                          --           9          (9)            --                  --
    Term loan, current portion                                     --          --          --          1,800 (b)           1,800
    Current portion of capital lease obligations                  896          --          --             --                 896
    Due to home office                                             --       3,654      (3,962)           308 (d)              --
                                                          -----------------------------------------------------------------------
      Total current liabilities                                23,215       4,712      (4,111)         2,963              26,779

Capital lease obligations, net of current portion               1,581          --          --             --               1,581
Term loan, net of current portion                                  --          --          --          7,200 (b)           7,200

Commitments and contingencies

Stockholders' equity:
    Preferred stock                                                --          --          --             --                  --
    Common stock                                                  189          --          --             --                 189
    Additional paid-in capital                                 43,151          --          --             --              43,151
    Deferred compensation                                          (8)         --          --             --                  (8)
    Accumulated other comprehensive loss                         (339)         --          --             --                (339)
    Stockholder receivable                                     (2,933)         --          --             --              (2,933)
    Retained earnings                                             885          --          --             --                 885
                                                          -----------------------------------------------------------------------
      Total stockholders' equity                               40,945          --          --             --              40,945
                                                          -----------------------------------------------------------------------
      Total liabilities and stockholders' equity             $ 65,741     $ 4,712    $ (4,111)      $ 10,163            $ 76,505
                                                          =======================================================================

See accompanying notes to unuadited pro forma combined condensed financial information.

OAO TECHNOLOGY SOLUTIONS, INC.

Unaudited Pro Forma Combined Condensed Statement of Operations (Dollars and shares in thousands, except per share amounts)

                                                           Six Months Ended June 30, 2001
                                                                                              (a)
                                                      Historical Historical   Pro Forma     Combined
                                                         OAOT      EZ-CAP    Adjustments    Pro Forma
                                                      -----------------------------------------------------
Revenues                                                $ 40,380    $ 5,058     $    --       $ 45,438
Direct costs                                              32,740      1,455          --         34,195
Write-down of prepaid software licenses                    5,085         --          --          5,085
                                                      -------------------------------------------------
                                                           2,555      3,603          --          6,158

Selling, general and administrative expense                6,723      2,850         384 (e)      9,957
Write-down of certain receivables and advances             1,660         --          --          1,660
                                                      -------------------------------------------------
(Loss) income from operations                             (5,828)       753        (384)        (5,459)
Interest and other income (expense), net                     140         --        (144)(f)         (4)
                                                      -------------------------------------------------
(Loss) income before income taxes                         (5,688)       753        (528)        (5,463)
(Benefit) provision for income taxes                      (2,417)       296        (222)(g)     (2,343)
                                                      -------------------------------------------------
Net (loss) income                                         (3,271)       457        (306)        (3,120)
Other comprehensive income (loss):
    Foreign currency translation adjustment                   88         --          --             88
                                                      -------------------------------------------------
Comprehensive (loss) income                             $ (3,183)   $   457     $  (306)      $ (3,032)
                                                      =================================================

Net income per common share:
    Basic                                               $  (0.18)                             $  (0.17)
                                                      =================================================
    Diluted                                             $  (0.18)                             $  (0.17)
                                                      =================================================

Weighted average number of shares outstanding:
       Basic                                              18,302                                18,302
                                                      =================================================
       Diluted                                            18,302                                18,302
                                                      =================================================

See accompanying notes to unuadited pro forma combined condensed financial information.

OAO TECHNOLOGY SOLUTIONS, INC.
Unaudited Pro Forma Combined Condensed Statement of Operations (Dollars and shares in thousands, except per share amounts)

                                                           Year Ended December 31, 2000
                                                                                                         (a)
                                                          Historical   Historical      Pro Forma        Combined
                                                             OAOT        EZ CAP        Adjustments      Pro Forma
                                                      -----------------------------------------------------------
Revenues                                                   $ 152,585    $ 8,860        $   --          $ 161,445
Direct costs                                                 127,905      3,026            --            130,931
                                                      -----------------------------------------------------------
                                                              24,680      5,834            --             30,514
Selling, general and administrative expense                   22,675      4,959           768 (e)         28,402
                                                      -----------------------------------------------------------
Income (loss) from operations                                  2,005        875          (768)             2,112
Interest and other income (expense), net                       1,122          8          (273)(f)            857
                                                      -----------------------------------------------------------
Income (loss) before income taxes                              3,127        883        (1,041)             2,969
(Benefit) provision for income taxes                           1,329        349          (437)(g)          1,241
                                                      -----------------------------------------------------------
Net income (loss)                                              1,798        534          (604)             1,728
Other comprehensive income (loss):
    Foreign currency translation adjustment                     (271)        --            --               (271)
                                                      -----------------------------------------------------------
Comprehensive income                                       $   1,527    $   534        $ (604)         $   1,457
                                                      ===========================================================

Net income per common share:
    Basic                                                  $    0.10                                   $    0.10
                                                      ===========================================================
    Diluted                                                $    0.10                                   $    0.09
                                                      ===========================================================

Weighted average number of shares outstanding:
       Basic                                                  17,883                                      17,883
                                                      ===========================================================
       Diluted                                                18,484                                      18,484
                                                      ===========================================================

See accompanying notes to unuadited pro forma combined condensed financial information.

      NOTES TO UNUADITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

(a) The unaudited pro forma combined condensed financial information has been prepared based on the historical financial statements of the registrant and the EZ-CAP division of QuadraMed Corporation and includes certain assumptions and adjustments described herein. The unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000, assumes the Acquisition of the EZ-CAP division occurred on January 1, 2000. The unaudited pro forma combined condensed balance sheet as of June 30, 2001, assumes the Acquisition was completed as of that date. Pursuant to the terms of the Agreement, only certain assets and liabilities were assumed in connection with the Acquisition. Assets and liabilities not assumed are adjusted accordingly in combination.

(b) The purchase price of the Acquisition of the EZ-CAP division of QuadraMed Corporation is computed as follows (in thousands):

      Purchase price                           $9,000
      Buyer transaction expenses                  719
                                              --------
                                               $9,719
                                              ========

     The registrant also incurred $136 in financing costs associated with an amendment of the credit facility used to finance the Acquisition. These costs will be amortized over the life of the underlying debt. The transaction expenses of $719 plus the financing costs of $136, a total of $855, will be recorded as accrued expenses in purchase accounting.

(c)  To  reflect  the  purchase  price   allocated  to  intangible   assets  (in
     thousands):


      Goodwill               Not amortized,
                             in accordance with FAS 142                           $6,719
      Customer lists         Amortized over five years on a straight
                             line basis                                            1,750
      Software               Amortized over three years on a straight
                             line basis                                            1,250
                                                                              ----------
                                                                                  $9,719
                                                                              ==========

     The purchase price allocation is preliminary and subject to adjustment based on receipt of the independent valuation.

(d) Represents net liabilities acquired, as if the transaction occurred on June 30, 2001. The registrant received a cash payment from the seller equal to the amount of the net liabilities acquired.

(e) Reflects amortization expense associated with the acquisition of identified intangibles as noted in (c) of $383 and $767 for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively.

(f) Reflects interest expense on the funds borrowed ($9,000,000) to finance the Acquisition of $130 and $245 for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively and amortization of deferred financing costs as noted in (b) of $14 and $28 for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively.

(g) Reflects the income tax effect of the adjustments in (e) and (f) at a combined effective rate of 42%.